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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                                  CATUITY INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     5) Total fee paid:

--------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

--------------------------------------------------------------------------------

     2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     3) Filing Party:

--------------------------------------------------------------------------------

     4) Date Filed:

--------------------------------------------------------------------------------
PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)

                                  CATUITY INC.

                                   ----------

                  NOTICE OF SPECIAL MEETING AND PROXY STATEMENT

                                   ----------

                                                    ALFRED H. (JOHN) RACINE, III
                                                    President and
                                                    Chief Executive Officer

December 15, 2006

To our Stockholders:

     We are holding a special meeting of stockholders at 300 Preston Avenue, Suite 302, Charlottesville, VA 22902 on Thursday, January 25, 2007, at 4:30 P.M. EST (Friday, January 26, 2007, at 8:30 A.M. Australian Eastern Daylight
Time)

     The Board of Directors and I cordially invite you to attend. Registration will begin at 3:30 P.M. Only those stockholders who owned shares on the record date, December 15, 2006, are entitled to vote and attend the meeting.

     During the course of the meeting there will be the usual time for discussion of the items on the agenda and for questions regarding Catuity's affairs. Directors and officers will be available to talk individually with stockholders before and after the meeting.

     YOUR VOTE IS VERY IMPORTANT. STOCKHOLDERS OF RECORD CAN VOTE BY COMPLETING AND MAILING THE ATTACHED PROXY CARD IN THE ENCLOSED ENVELOPE. IF YOUR SHARES ARE HELD IN THE NAME OF A BANK, BROKER OR OTHER HOLDER OF RECORD, YOU WILL RECEIVE INSTRUCTIONS FROM THE HOLDER OF RECORD THAT YOU MUST FOLLOW IN ORDER FOR YOU TO VOTE YOUR SHARES.

     If you have any questions about the meeting, please contact Mr. John H. Lowry III, Secretary of Catuity Inc., 37650 Professional Center Drive, Suite 145A, Livonia, Michigan 48154. The telephone number is (734) 779-9000 extension
202. E-Mail: shareholder@catuity.com

                                        Sincerely,


                                        ----------------------------------------
                                        Alfred H. (John) Racine, III
                                        President and CEO

                            NOTICE OF SPECIAL MEETING

                                  CATUITY INC.

37650 PROFESSIONAL CENTER DRIVE                                       LEVEL 5
SUITE 145A                                                        140 BOURKE ST.
LIVONIA, MICHIGAN 48154                                           MELBOURNE, VIC
UNITED STATES                                                          3000

TIME .........................   4:30 p.m. on Thursday, January 25, 2007 EST
                                 (8:30 a.m. on Friday, January 26, 2007
                                 Australian Eastern Daylight Time)

PLACE ........................   300 Preston Avenue, Suite 302
                                 Charlottesville, VA 22902

PROPOSAL 1 ...................   To approve our "2006 Financing" pursuant to
                                 Marketplace Rule 4350(i)(1)(D) of the
                                 Marketplace Rules promulgated by the National
                                 Association of Securities Dealers, Inc. and
                                 Australian Stock Exchange Limited Listing Rule
                                 7.1.

                                 Our 2006 Financing consists of our issuance of an aggregate of (a) US$1.8 million face amount of 10% Senior Convertible Notes ("Senior
                                 Notes"), (b) 700 shares of Series A Convertible
                                 Preferred Stock ("Preferred Shares") (stated amount US$1,000 per share, or US$700,000 in the aggregate), and (c) Warrants to acquire 357,143 shares of Common Stock (at an initial exercise price of US$3.58 per share). We issued the foregoing at a discount of 10% off face or stated value, for total cash in the amount of US$2.25 million.

RECORD DATE ..................   Only stockholders of record at the close of
                                 business on December 12, 2006 for U.S.
                                 stockholders and December 16, 2006 for
                                 Australian stockholders are entitled to notice
                                 of and to vote at the meeting or any
                                 adjournment thereof. The stock transfer books
                                 will not be closed between the record date and
                                 the date of the Special Meeting. A list of
                                 stockholders entitled to vote at the Special
                                 Meeting will be available for inspection at
                                 Catuity's offices.

PROXY VOTING .................   It is important that your shares be represented
                                 and voted whether you plan to attend the
                                 Special Meeting or not. Please MARK, SIGN, DATE
                                 AND PROMPTLY RETURN the enclosed proxy card in
                                 the enclosed postage-paid envelope. Any proxy
                                 may be revoked at any time prior to its
                                 exercise at the Special Meeting.

                                        /s/ John H. Lowry III
                                        ----------------------------------------
                                        JOHN H. LOWRY III
                                        Secretary
                                        Livonia, Michigan
                                        December 15, 2006

               PROXY STATEMENT FOR SPECIAL MEETING OF STOCKHOLDERS

     We are furnishing these proxy materials for the solicitation of proxies by our Board of Directors for our Special Meeting of Stockholders to be held on Thursday, January 25, 2007 at 4:30 p.m. Eastern Standard Time at the Company's offices at 300 Preston Avenue, Suite 302, Charlottesville, VA 22902 (Friday, January 26, 2007 at 8:30 a.m. Australian Eastern Daylight Time) and at any adjournments or postponements. We first mailed these proxy materials on or about December 20, 2006 to all stockholders entitled to vote at the Special Meeting.

                               PURPOSE OF MEETING

     The specific proposal to be considered and acted upon at the Special Meeting is noted in the accompanying Notice of Special Meeting of Stockholders - to approve our 2006 Financing. We have described the 2006 Financing and this proposal in more detail in this Proxy Statement under the section entitled "Proposal 1".

                         VOTING RIGHTS AND SOLICITATION

VOTING

     Our Common Stock is the only type of security entitled to vote at the Special Meeting. On December 15, 2006, the record date for determination of stockholders entitled to vote at the Special Meeting, there were 2,237,318 shares of Common Stock outstanding. Each stockholder of record, on December 15, 2006 for U.S. stockholders and December 16, 2006 for Australian stockholders, is entitled to one vote for each share of Common Stock held on that date.

     If your shares are held in "street name," your brokerage firm may not vote your shares for you if you do not return your proxy. Brokerage firms have authority under the rules of the NASDAQ Stock Market ("NASDAQ") to vote customers' unvoted shares on some routine matters. The approval of the proposal to be considered at the Special Meeting is not considered a routine matter.

     Proxies returned without your voting instructions with respect to non-routine matters (such as the pending proposal) are referred to as "broker non-votes." Your broker or bank may not vote on this proposal without your instructions. We encourage you to provide voting instructions to your brokerage firm by returning your completed proxy. This ensures your shares will be voted at the meeting according to your instructions. You should receive directions from your brokerage firm about how to submit your proxy to them at the time you receive this proxy statement.

     The sole matter to be considered at the Special Meeting requires the approval by affirmative vote of a majority of the voting shares present or represented and entitled to vote on that matter at the Special Meeting. Abstentions are treated as shares present or represented at the Special Meeting and entitled to vote at the Special Meeting and have the practical effect of a "no" vote. Broker non-votes are considered to not be entitled to vote on non-routine matters, and are neither counted towards the base number (a majority of which is required for passage) nor as a vote either affirmatively or negatively.

     The presence, in person or by proxy, of outstanding shares of common stock representing one-third of the total shares outstanding is necessary to constitute a quorum for the transaction of business at the Special Meeting. Shares that reflect abstentions or broker non-votes will be counted for purposes of determining whether a quorum is present for the transaction of business at the Special Meeting. The inspector of elections appointed for the Special Meeting will tabulate all votes. The inspector will separately tabulate affirmative and negative votes, abstentions, and broker non-votes.

     If there is not a quorum at the Special Meeting, the chairman of the Special Meeting may adjourn the Special Meeting until such time as there is a quorum. The Special Meeting may be reconvened without notice to the stockholders, other than an announcement at the prior adjournment of the Special Meeting, within 30 days after the original meeting date, and a quorum must be present at such reconvened Special Meeting.

     Information concerning principal holders of our common stock is discussed under "Security Ownership of Certain Beneficial Owners and Management."

PROXIES

     Whether or not you are able to attend the Special Meeting, we urge you to vote your proxy. Catuity's Board of Directors is soliciting your proxy, and the Board will vote your proxy as you direct on your proxy when properly completed. If you sign and return your proxy but do not specify any voting directions, your proxy will be voted "FOR" the proposal, and in the discretion of the proxy holders as to other matters that may properly come before the Special Meeting. You may revoke or change your proxy at any time before the Special Meeting. To do this, send a written notice of revocation or another signed proxy with a later date to Catuity's Secretary at our principal executive office in Livonia, Michigan or our Australian office in Melbourne, VIC before the beginning of the Special Meeting. You may also revoke your proxy by attending the Special Meeting and voting in person.

SOLICITATION OF PROXIES

     Catuity will bear the entire cost of solicitation, including the preparation, assembly, printing, and mailing of this Proxy Statement, the proxy, and any additional solicitation material we furnish to stockholders. We will furnish copies of solicitation material to brokerage houses, fiduciaries, and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to the beneficial owners. We may retain a proxy solicitation service to assist us in obtaining proxies from our stockholders. We anticipate that we will pay no more than US$10,000, plus reasonable out of pocket expenses for these services, if needed. The original solicitation of proxies by mail may be supplemented by a solicitation by telephone, telegram, or other means by our Directors, officers, or employees. We will not pay any additional compensation to these individuals for these services. Except as described above, we do not presently intend to solicit proxies other than by mail or via the Internet.

                                   PROPOSAL 1

GENERAL

     We are seeking your approval of our 2006 Financing pursuant to Marketplace Rule 4350(i)(1)(D) of the Marketplace Rules promulgated by the National Association of Securities Dealers, Inc. and Australian Stock Exchange Limited Listing Rule 7.1. Our 2006 Financing consists of our issuance to two new investors, Gottbetter Capital Master, Ltd. and BridgePointe Master Fund Ltd. ("Investors") of an aggregate of (a) US$1.8 million face amount of 10% Senior Convertible Notes, (b) 700 shares of Series A Convertible Preferred Stock (stated amount US$1,000 per share, or US$700,000 in the aggregate), and (c) Warrants to acquire 357,143 shares of Common Stock (at an initial exercise price of US$3.58 per share). We issued the foregoing at a discount of 10% off face or stated value, for total cash in the amount of US$2.25 million. If approved by our stockholders, the Senior Notes and Preferred Shares will be convertible into an aggregate of 769,230 shares of Common Stock, at a conversion price of US$3.25 per share. This approval also covers shares that may additionally be issuable pursuant to certain "anti-dilution" rights included in the Senior Notes, Preferred Shares and Warrants, as well as any shares that may be issued on conversion of accrued and unpaid interest or dividends (as noted below).

     On November 22, 2006, we concluded a definitive securities purchase agreement with the Investors. Pursuant to the securities purchase agreement, we issued the Preferred Shares, the Senior Notes and the Warrants, as follows:

                                                            Preferred
Investor                          Senior Notes   Warrants     Shares
--------                          ------------   --------   ---------
Gottbetter Capital Master, Ltd.    $1,111,112     220,459     432.10
BridgePointe Master Fund Ltd.      $  688,888     136,684     267.90

     Applicable securities listing rules of the Australian Stock Exchange and Nasdaq Small Cap Market require that we obtain approval from our stockholders for any conversion rights for the Senior Notes and Preferred Shares, and exercise rights for the Warrants, that would result in more than 335,000 shares of Common Stock being issuable on conversion or exercise of the foregoing securities. Accordingly, such exercise or conversion rights are specifically subject to obtaining stockholder approval. We agreed with the Investors that we would convene the Special Meeting to seek this approval, and recommend to our stockholders that such approval be given. In addition, the transaction documents limit each Investor's beneficial ownership of Catuity to no more than 4.99% at any given time, subject to the Investor's waiver of such restrictive covenant upon giving advance notice to us.

     This sale was made pursuant to claim of exemption from registration under applicable U.S. and other securities laws.

     We received $2,250,000 in proceeds from the 2006 Financing on November 22, 2006, and we have been using these cash proceeds for working capital and capital expenditures. We may also use them for other purposes including asset and/or business acquisitions, as and when needed.

REASONS FOR THE 2006 FINANCING AND EFFECTS ON STOCKHOLDERS

     We are carrying out the 2006 Financing in order to raise cash needed to sustain our continued operations for the short term. In the absence of the 2006 Financing or another financing at this time in similar amount, our short-term liquidity and our ability to continue operations would be severely impaired. Our Board approved the 2006 Financing after management conducted extensive fund-raising efforts finding it to be the best-available financing alternative to raise needed funds.

     If approved by our stockholders, the 2006 Financing will result in substantial dilution of current stockholders resulting from the issuance of securities convertible into or exercisable for a total of 1,126,373 shares of Common Stock. This is approximately 50.3% of our currently outstanding shares, and will constitute approximately 33.5% of our total of then-outstanding shares of Common Stock.

THE PREFERRED SHARES

     The Preferred Shares are in the aggregate stated amount of US$700,000, and provide for cumulating monthly dividends at the per-year rate of 10% of outstanding stated amount, with initial dividend paid on December 1, 2006. The Preferred Shares are convertible to shares of Common Stock, as discussed below. The Preferred Shares were issued at a 10% discount off of stated amount, for a sales price of US$900 per Share (US$630,000 in the aggregate).

     The Preferred Shares have no voting rights, and carry a liquidation preference equal to the stated amount.

     The Preferred Shares do not carry any mandatory or permissive redemption rights or features.

THE SENIOR NOTES

     The Senior Notes are in the aggregate face amount of US$1.8 million. The Senior Notes carry interest at the rate of 10% per annum compounded monthly. We issued and sold the Senior Notes at a 10% discount off of face amount, for an aggregate sales price of US$1.62 million.

     We began making monthly payments on the Senior Notes of interest and principal on December 1, 2007, the first business day of the month following the date of the Senior Notes' issuance. The Senior Notes are due in full on or before 36 months after the date of issuance. Any conversion of any portion of the principal to Common Stock shall be deemed to be a pre-payment of principal plus accrued and unpaid interest, without any penalty, and shall be credited against any future payments in reverse chronological order starting with the last payment due. Any payments of principal of the Senior Notes that we make shall reduce on a dollar for dollar basis the face amount of the Senior Notes.

     The Senior Notes are secured by a senior security interest in all of our and our subsidiaries' assets.

     Upon a change of control of Catuity involving the acquisition of voting control or direction over 50% or more of our outstanding common stock, the Investors have the right to cause Catuity to repurchase the Senior Notes in cash for the greater of (A) 130% of the equity value or (B) 150% of the issue price plus accrued but unpaid interest. In the event of a change of control at a per share price which is equal to or greater than 200% of the Conversion Price, then 130% in (A) above will be reduced to 120%.

     We have the right to redeem in cash any or all of the outstanding Senior Notes at any time prior to maturity, upon three (3) business days prior written notice, at the greater of (x) one hundred twenty percent (120%) of the principal amount to be redeemed or (y) the product of (i) the remaining principal balance of the Convertible Note divided by the Conversion Price in effect on the day before such redemption notice is sent and (ii) the closing sale price of the Common Stock on the day before such redemption notice is sent, plus in each case, the amount of any accrued but unpaid interest, subject to the maximum amount of interest allowed to be charged by law, payable in cash. In the event of any redemption of the Senior Notes, the Investors shall retain the Warrants and the "Registration Rights" that attached thereto.

THE WARRANTS

     Each Warrant is exercisable at any time prior to five years after the date of issuance of the Warrant, at an initial exercise price equal to $3.58 per share of Common Stock. The Warrants contain a cashless exercise feature and full-ratchet and other standard anti-dilution protection. We have the right to redeem the Warrants at $.01 per share on ten (10) days prior written notice provided (i) the shares of Common Stock underlying the Warrants are free trading, (ii) the average daily dollar trading volume of our Common Stock is at least $400,000.00, and no single trading day is less than $200,000.00, based upon a closing bid price of at least $7.87 for each of the twenty (20) trading days immediately preceding the notice of redemption as reported by Bloomberg and
(iii) such redemption shall be limited to 100,000 Warrants every thirty (30) calendar days.

     Upon a change of control of Catuity that is within Catuity's control, the Investors have the right to cause us to pay the Black-Scholes value of the Warrants subject to a volatility cap of 60. To the extent not redeemed upon a change of control, each Investor has the right to cause the ultimate parent company of the acquiring or surviving company in the change of control to issue new warrants in replacements of the Warrants with terms (including, without limitation, exercise rights and anti-dilution rights) equivalent to those contained in the Warrants.

CONVERSION AND REGISTRATION

     The stated amount of the Preferred Shares and Senior Notes plus any accrued and unpaid dividends or interest thereon (the "Conversion Amount") are convertible into a number shares of Common Stock determined by dividing the Conversion Amount by US$3.25. The conversion price is subject to downward adjustment as a result of full-ratchet and other standard anti-dilution protection. The Preferred Shares, Senior Notes and each Warrant also contain provisions that provide that no one Investor may at any time convert Preferred Shares or Senior Notes, or exercise Warrants, that would entitle the Investor to then hold more than 4.99% of our then-outstanding shares of Common Stock (which may be increased, at an Investor's request, up to 19.99%).

     Promptly, but no later than sixty (60) calendar days from the date of stockholder approval, we are obligated to file, at our expense, a registration statement with the United States Securities & Exchange Commission ("SEC") covering the shares of Common Stock underlying the Preferred Shares and the Senior Notes (the "Registration Statement"). We are obligated to use our best efforts to ensure that the Registration Statement is declared effective within ninety (90) calendar days of filing with the SEC. In the event the Registration Statement is not either filed within the aforementioned sixty (60) days or declared effective within the aforementioned ninety (90) calendar days, then the exercise price of the Warrants shall be reset to ninety percent (90%) of the Conversion Price and shall be reduced by an additional ten percent (10%) of the Conversion Price for each subsequent thirty (30) day period thereafter. We are required to keep the Registration Statement "Evergreen" for the life of the Preferred Shares or until Rule 144(k) of the Securities Act of 1933, as amended, is available to the Investors, whichever is later.

OTHER PROVISIONS

     We have paid the lead Investor's legal fees and due diligence fees in connection with this transaction. We also paid our investment banker, Broadband Capital Management, LLC, a fee of 7% of the gross cash proceeds of the financing. One of our directors (Clifford Chapman) is affiliated with Broadband, although he will not share in any of fee we paid to Broadband. We will bear all of our own legal and professional fees and expenses, including but not limited to those associated with the filing of the Registration Statement. We expect our paid or reimbursed legal, diligence and accounting fees to aggregate approximately US$165,000.

     The Investors have the right of first refusal on any and all future financings that includes our equity and/or securities convertible into its equity for as long as the Preferred Shares remain issued and outstanding

VOTING EXCLUSION STATEMENT

     We will disregard any votes cast on Proposal 1 by a person who may participate in the proposed issue and a person who might obtain a benefit, except a benefit solely in the capacity of a holder of ordinary securities, if the proposal is passed. However, we need not disregard the vote if it is cast by a person as proxy for a person who is entitled to vote, in accordance with the directions on the proxy form; or if it is cast by such person chairing the meeting as proxy for a person who is entitled to vote, in accordance with a direction on the proxy form to vote as the proxy decides.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THIS PROPOSAL.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following tables provide certain information regarding beneficial ownership of our capital stock as of November 20, 2006 by: (i) each person who is known by us to beneficially own more than five percent of our common stock;
(ii) our Chief Executive Officer and the four most highly compensated executive officers that earned more than US$100,000 (salary and bonus) for all services rendered in all capacities to Catuity during the year ended December 31, 2005;
(iii) each of our Directors; and (iv) all of our Directors and executive officers as a group.

                                            AMOUNT AND NATURE OF COMMON STOCK    PERCENT
NAME AND ADDRESS OF BENEFICIAL OWNER              BENEFICIALLY OWNED (1)        OWNED (2)
------------------------------------        ---------------------------------   ---------
A&B Venture Fund                                 251,467   Direct                 11.2%
Level 13, 18 Bulletin Place
Sydney, NSW 2000

Alfred H. Racine III                               1,998   Direct
11 Altamont Circle, #51                           90,414   Vested Options
                                                 -------
Charlottesville, VA 22902                         92,412                           4.1%

Geoffrey C. Wild                                   6,820   Direct
Level 5, 132 Arthur Street                         5,000   Vested Options
                                                 -------
North Sydney, NSW 2060                            11,820                              *

Alexander S. Dawson                               28,042   Direct
38 Macleay Street                                  8,000   Vested Options
                                                 -------
Potts Point, NSW 2011 Australia                   36,042                           1.6%

John H. Lowry III                                 20,422   Direct
21972 Heatheridge                                  8,333   Vested Options
                                                 -------
Northville, MI 48167                              28,755                           1.3%

Donald C. Campion                                  6,460   Direct
3747 Loch Bend Dr.                                 5,000   Vested Options
                                                 -------
Commerce, MI 48382                                11,460                              *

Clifford W. Chapman Jr.                           17,606   Direct
10 Warren Ave.                                     5,667   Vested Options
                                                 -------
Spring Lake, NJ 07762                             23,273                           1.0%

All directors and executive officers as a         81,348   Direct
group (6 persons)                                122,414   Vested Options
                                                 -------
                                                 203,762                           8.6%

----------
(1) Beneficial ownership is determined in accordance with the SEC rules and generally includes voting or investment power with respect to securities. Shares of common stock subject to options, warrants or other rights to purchase common shares which are currently exercisable or are exercisable within 60 days after November 20, 2006 are deemed vested and outstanding for purposes of computing the percentage ownership of any person. Except as indicated by footnotes and subject to community property laws, where applicable, the persons named above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them. Share data does not include any shares the beneficial ownership of which has been disclaimed pursuant to SEC Rules. Restricted stock held by the beneficial owner is included in the direct holdings in the above table.

(2) Percentage of beneficial ownership is calculated on the basis of the amount of outstanding securities plus those securities of the named person deemed to be outstanding under Rule 13d-3 (promulgated under the Exchange Act) by virtue of such securities being subject to rights to acquire beneficial ownership within 60 days after November 20, 2006. An asterisk indicates beneficial ownership of less than 1% of the common stock outstanding.

                 STOCKHOLDER PROPOSALS FOR 2007 PROXY STATEMENT

     Stockholder proposals that are intended to be presented at Catuity's Annual Meeting of Stockholders to be held in 2007 must be received by Catuity no later than February 1, 2007 in order to be included in the proxy statement and related proxy materials. Catuity's Bylaws do not place any particular time limits or procedural requirements on a stockholder who does not seek inclusion of the proposal in the proxy material and submits a proposal outside of the process described in Rule 14a-8 of the Securities Exchange Act of 1934, as amended. Please send any such proposals to Catuity Inc., 37650 Professional Center Drive, Suite 145A, Livonia, MI 48154, Attn: Investor Relations.

     In addition, the proxy solicited by the Board of Directors for the 2007 Annual Meeting of Stockholders will confer discretionary authority to vote on any Stockholder proposal presented at that meeting, unless Catuity is provided with notice of such proposal no later than February 22, 2007.

                              FINANCIAL STATEMENTS

     Stockholders are concurrently being furnished with a copy of Catuity's 2005 Annual Report, which contains its audited financial statements as of December 31, 2005, as well as our Quarterly Reports on Form 10-QSB for the quarters ended March 31, June 30 and September 30, 2006. We incorporate these documents, and the financial and other information contained therein, into this Proxy Statement by reference to those documents. In addition, copies of Catuity's Annual Report on Form 10-KSB for the year ended December 31, 2005, as filed with the Securities and Exchange Commission (the "SEC"), will be sent to any stockholder, without charge, upon written request to Mr. John H. Lowry, III, Secretary of Catuity Inc., 37650 Professional Center Drive, Suite 145A, Livonia, Michigan 48154.

                                  OTHER MATTERS

     The Board knows of no other matters to be presented for Stockholder action at the Special Meeting. However, if other matters do properly come before the Special Meeting or any adjournments or postponements thereof, the Board intends that the persons named in the proxies will vote upon such matters in accordance with their best judgment.

                                        By Order of the Board of Directors


                                        /s/ John H. Lowry
                                        ----------------------------------------
                                        JOHN H. LOWRY III
                                        Secretary
                                        Dated: December 15, 2006

                                                      (BAR CODE)

(CATUITY LOGO)                                             MMMMMMMMMMMM

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DESIGNATION (IF ANY)                                       000000000.000 ext
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ADD 6                                                      C 1234567890    J N T

!123456564525!                                             (BAR CODE)

                                    [   ] Mark this box with an X if you have
                                        made changes to your name or address
                                        details above.

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SPECIAL MEETING PROXY CARD
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SOLE ISSUE

The Board of Directors recommends a vote FOR the following proposal.

                                                                         FOR      AGAINST      ABSTAIN
1.   To approve the 2006 Financing, which consists of
     The sale of US$1,800,000 of 10% Senior Convertible Notes,           [ ]        [ ]          [ ]
     700 shares of Series A Convertible Preferred Stock, and
     Warrants to acquire 357,143 shares of Common Stock,
     in accordance with Australian Stock Exchange Limited
     Listing Rule 7.1

AUTHORIZED SIGNATURES -- SIGN HERE -- THIS SECTION MUST BE COMPLETED FOR YOUR INSTRUCTIONS TO BE EXECUTED.

NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.

Signature 1 - Please keep signature within the box   Signature 2 - Please keep signature within the box   Date (mm/dd/yyyy)
--------------------------------------------------   --------------------------------------------------   --------------------------
                                                                                                               /     /
--------------------------------------------------   --------------------------------------------------   --------------------------

                       001CD40001 00JQ1D   1 U P X      008363                +

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PROXY - CATUITY, INC.
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PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 25, 2007
(JANUARY 26, 2007 IN AUSTRALIA) IN CHARLOTTESVILLE, VIRGINIA.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY

The undersigned hereby constitutes and appoints Alexander S. Dawson with full power of substitution, for and on behalf of the undersigned to vote as proxy, as directed and permitted herein, at the Annual Meeting of Shareholders of the Company to be held at 300 Preston Avenue, Suite 302, Charlottesville, Virginia on Thursday January 25, 2007 at 4:30 p.m. Eastern Standard Time (Friday January 26, 2007 at 8:30 a.m. Australian Eastern Daylight Time), and at any adjournment thereof, upon matters set forth in the Proxy Statement and, in his judgement and discretion, upon such other business as may properly come before the meeting.

PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THIS PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

(To be signed on reverse side.)